                        OPPENHEIMER SPECIAL VALUE FUND
                   Supplement dated January 2, 2003 to the
 Statement of Additional Information dated February 28, 2002, revised May 23,
                                     2002

1.    The supplement dated October 10, 2002 is deleted and replaced by this supplement

2.    Class B, Class C, Class N and Class Y shares are not currently available for sale.

3.    The minimum initial purchase for Class A shares is $25,000 and the minimum subsequent investment is $5,000.  The minimum subsequent purchase amount by AccountLink is also $5,000.  The minimum initial and subsequent purchase amounts for retirement accounts are $5,000.

4.    No concessions are paid to brokers and dealers for the sale of Class A shares.  The distributor currently retains the entire sales charge.

5.    No Distribution or Service (12b-1) fee is currently paid on shares of the Fund.

6.    PhoneLink, Internet access and automatic purchase and withdrawal plans are not available.

7.    Effective December 31, 2002, Mr. Leon Levy resigned as a Trustee of the
   Fund and Mr. Clayton Yeutter was elected as Chairman of the Board, effective January 1, 2003.  Therefore, the Statement of Additional
   Information is revised by deleting the biography for Mr. Levy on page 26 and by adding the following to Mr. Yeutter's biography on page 27:
   "Chairman of the Board of Trustees."

8.    In the Trustee compensation table on pages 30 and 31, the title of
   "Chairman" after Mr. Levy's name is deleted and the title of "Chairman" is added after Mr. Yeutter's name.  In addition, the following footnote is added following Mr. Levy's name and following Mr. Yeutter's name:

7.    Effective January 1, 2003, Clayton Yeutter became Chairman of the Board of Trustees/Directors of the Board I Funds upon the retirement of Leon Levy.

9.    The section captioned "Distribution and Service Plans - Class A Service
   Plan Fees" on page 37 is revised by adding the following to the end of the first paragraph:  "With respect to purchases of Class A shares subject to a contingent deferred sales charge by certain retirement plans that purchased such shares prior to March 1, 2001 ("grandfathered retirement accounts"), the Distributor currently intends to pay the service fee to
   Recipients in advance for the first year after the shares are purchased.
   After the first year shares are outstanding, the Distributor makes service fee payments to Recipients quarterly on those shares.  The advance payment is based on the net asset value of shares sold.  Shares purchased by exchange do not qualify for the advance service fee payment. If Class A shares purchased by grandfathered retirement accounts are redeemed during the first year after their purchase, the Recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

10.   The following is added to the Trustee Chart on page 26:

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Joel W. Motley,  Director (January 2002-present), Columbia
Trustee since    Equity Financial Corp. (privately-held
2002             financial adviser); Managing Director
Age: 50          (January 2002-present), Carmona Motley,
                 Inc. (privately-held financial adviser);
                 Formerly he held the following positions:
                 Managing Director (January 1998-December
                 2001), Carmona Motley Hoffman Inc.           $01         $01
                 (privately-held financial adviser);
                 Managing Director (January 1992-December
                 1997), Carmona Motley & Co.
                 (privately-held financial adviser).
                 Oversees 31 portfolios in the
                 OppenheimerFunds complex.
-----------------------------------------------------------------------------------
1 Mr.  Motley was  elected as Trustee to the Board I Funds  effective  October
10, 2002.

11.   The section titled "Additional Information About the Fund-The
     Custodian" on page  65 deleted and replaced with the following:

     The Custodian. Citibank, N.A. is the Custodian of the Fund's assets.
     The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of
     $100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

12.   The Custodian Bank name and address on the back cover is deleted and replaced with the following:

     Citibank, N.A
     111 Wall Street
     New York, New York  10005

January 2, 2003                                               PXO595.007